CONSENT AGREEMENT

This Consent Agreement (this "Agreement") is entered into July 14, 2011, among Inergetics, Inc., a Delaware corporation ("Inergetics"), Millennium Biotechnologies, Inc., a Delaware corporation ("MBI", and together with Inergetics, the "Debtors"), each of the undersigned holders of Unit Notes (as defined below) (individually, a "Voting Unit Noteholder" and collectively, the "Voting Unit Noteholders") and each of the undersigned holders of August 2010 Notes (as defined below) (individually, a "Voting August 2010 Noteholder" and collectively, the "Voting August 2010 Noteholders").

WHEREAS, Inergetics has issued its 30 month Secured Promissory Notes (the "Unit Notes") pursuant to various Subscription Agreements and Investment Letters in late 2009 and early 2010;

WHEREAS, Inergetics has issued a series of Secured Promissory Notes due 2012 (the "August 2010 Notes") pursuant to various Subscription Agreements and Investment Letters dated August 10, 2010;

WHEREAS, in connection with the issuance of the Unit Notes, the Debtors have entered into an Amended and Restated Security Agreement, dated as of March 31, 2010 as amended by the First Amendment to the Security Agreement dated August 10, 2010 (the First Amendment and the Security Agreement collectively, the "Unit Note Security Agreement"), among Inergetics, MBI, and Ken Sadowsky, Leon Frenkel and Seahorse Enterprises LLC, in their collective capacity as the collateral agent (the "Unit Note Collateral Agent");

WHEREAS, in connection with the issuance of the August 2010 Notes, the Debtors have entered into a Security Agreement, dated as of August 10, 2010 (the "August 2010 Note Security Agreement"), among Inergetics, MBI, and Ken Sadowsky, Leon Frenkel and Seahorse Enterprises LLC, in their collective capacity as the collateral agent (the "August 2010 Note Collateral Agent");

WHEREAS, pursuant to Section 12 of both the Unit Note Security Agreement and the August 2010 Note Security Agreement, each of the Unit Note Security Agreement and the August 2010 Note Security Agreement may be amended by the Debtors and, respectively, the Unit Note Collateral Agent and the August 2010 Note Collateral Agent upon the written consent, respectively, of the holders of a majority of the outstanding principal amount of the Unit Notes and the August 2010 Notes;

WHEREAS, Inergetics has issued and proposes to offer up to $2,000,000 aggregate principal amount of new Secured Convertible Notes due December 31, 2013 (the "Bridge Notes"), which Bridge Notes will be secured by the same collateral securing the Unit Notes and the August 2010 Notes;

WHEREAS, each of the Unit Note Voting Noteholders is the beneficial owner of Unit Notes as set forth in the signature pages hereto; and

WHEREAS, each of the August 2010 Note Voting Noteholders is the beneficial owner of August 2010 Notes as set forth in the signature pages hereto; and

WHEREAS, the Debtors have requested a consent (the "Unit Noteholders' Consent") from the Voting Unit Noteholders to the execution and delivery of (a) an amendment to the Unit Note Security Agreement (the "Second Amendment to Unit Note Security Agreement") that would have the effect of amending the Unit Note Security Agreement as set forth in the Second Amendment to Unit Note Security Agreement, a copy of which is attached hereto as Exhibit A (such amendment being the "Proposed Unit Note Amendment"), and (b) an Intercreditor Agreement (the "Intercreditor Agreement"), by and among the Unit Note Collateral Agent, the August 2010 Note Collateral Agent and Ken Sadowsky, Leon Frenkel and Seahorse Enterprises LLC, in their collective capacity as the collateral agent for the holders of the Bridge Notes (the "Bridge Note Collateral Agent"), relating to the relative priority of security interest of the Unit Note Collateral Agent and the August 2010 Note Collateral Agent and the Bridge Note Collateral Agent in the assets and properties of the Debtors and the orderly sharing among them of the proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof, a copy of which is attached hereto as Exhibit B.

WHEREAS, the Debtors have requested a consent (the "August 2010 Noteholders' Consent") from the Voting August 2010 Noteholders to the execution and delivery of (a) an amendment to the August 2010 Note Security Agreement (the "Amendment to August 2010 Note Security Agreement") that would have the effect of amending the August 2010 Note Security Agreement as set forth in the Amendment to August 2010 Note Security Agreement, a copy of which is attached hereto as Exhibit C (such amendment being the "Proposed August 2010 Note Amendment", and (b) the Intercreditor Agreement (the Proposed August 2010 Note Amendment, together with the Proposed Unit Note Amendment and the Intercreditor Agreement, the "Proposed Transactions").

NOW THEREFORE, in order to obtain the benefits of the Proposed Transactions, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Representations and Warranties of the Voting Unit Noteholders. Each of the Voting Unit Noteholders represents and warrants that:

a. it is the record and beneficial holder of the Unit Notes in the principal amount set forth beneath its signature to this Agreement, which Unit Notes constitute all of the Unit Notes beneficially owned by it;

b. by execution and delivery of this Agreement, the undersigned makes and provides the written Unit Noteholders' Consent to the Proposed Transactions (with respect to the principal amount of the Unit Notes indicated beneath its signature to this Agreement);

c. it understands that the Unit Noteholders' Consent provided hereby is irrevocable;

d. it has full power and authority to give the Unit Noteholders' Consent contained herein;

e. this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligations enforceable

in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (ii) general principles of equity;

f. it, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement, and has so evaluated the merits and risks of delivering a Unit Noteholders' Consent;

g. it has undertaken such investigation and has had such discussions with representatives of the Debtors as it deems necessary or appropriate to enable it to make an informed and intelligent decision with regard to delivering a Unit Noteholders' Consent; and

h. it has determined, either alone or together with its representatives, that it is in its best interest to enter into this Agreement.

2. Representations and Warranties of the Voting August 2010 Noteholders. Each of the Voting August 2010 Noteholders represents and warrants that:

a. it is the record and beneficial holder of the August 2010 Notes in the principal amount set forth beneath its signature to this Agreement, which August 2010 Notes constitute all of the August 2010 Notes beneficially owned by it;

b. by execution and delivery of this Agreement, the undersigned makes and provides the written August 2010 Noteholders' Consent to the Proposed Transactions (with respect to the principal amount of the August 2010 Notes indicated beneath its signature to this Agreement);

c. it understands that the August 2010 Noteholders' Consent provided hereby is irrevocable;

d. it has full power and authority to give the August 2010 Noteholders' Consent contained herein;

e. this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligations enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (ii) general principles of equity;

f. it, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement, and has so evaluated the merits and risks of delivering a August 2010 Noteholders' Consent;

g. it has undertaken such investigation and has had such discussions with representatives of the Debtors as it deems necessary or appropriate to enable it to make an informed and intelligent decision with regard to delivering a August 2010 Noteholders' Consent; and

h. it has determined, either alone or together with its representatives, that it is in its best interest to enter into this Agreement.

3. Authority of Unit Note Collateral Agent. Each of the undersigned Voting Unit Noteholders hereby approves the execution by the Unit Note Collateral Agent of the Second Amendment to Unit Note Security Agreement and the Intercreditor Agreement, each substantially in the form attached hereto as Exhibits A and B, respectively.

4. Authority of August 2010 Note Collateral Agent. Each of the undersigned Voting August 2010 Noteholders hereby approves the execution by the August 2010 Note Collateral Agent of the Amendment to August 2010 Note Security Agreement and the Intercreditor Agreement, each substantially in the form attached hereto as Exhibits B and C, respectively.

5. Governing Law. The parties hereto agree that the terms of this Agreement will be governed by and construed in accordance with the substantive laws (and not the choice of law rules) of the State of New York.

6. Miscellaneous. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same agreement. Facsimile or e-mailed signatures of this Agreement shall have the same force and effect as originals. This Agreement may be modified only by a written agreement among the parties hereto.

[signature pages follow]

[Signature Page to Consent Agreement]

IN WITNESS WHEREOF, each party hereto has caused this Consent Agreement to be duly executed as of the day and year first above written.

INERGERTICS, INC.

By:_________________________________
Name:______________________________
Title:_______________________________

MILLENNIUM BIOTECHNOLOGIES, INC.

By:_________________________________
Name:______________________________
Title:_______________________________

Acknowledged and Accepted:

VOTING UNIT NOTEHOLDERS

____
Leon Frenkel
Unit Note No.: 27
Principal Amount: $ 1,521,111.00
and
Unit Note No.: 49
Principal Amount: $ 32,586.63

PERISCOPE PARTNERS LP

By:__________________________________
Name:________________________________
Title: ________________________________
Unit Note No.: 17
Principal Amount: $ 170,000.00

____
Kenneth Sadowsky
Unit Note No.: 47
Principal Amount: $ 32,586.63

SEAHORSE ENTERPRISES, LLC

By:__________________________________
Name:________________________________
Title: ________________________________
Unit Note No.: 48
Principal Amount: $ 32,586.63

VOTING AUGUST 2010 NOTEHOLDERS

Leon Frenkel, IRA

By: ________________________________
Leon Frenkel
August 2010 Note No.: 3
Principal Amount: $ 250,000.00

____
Kenneth Sadowsky
August 2010 Note No.: 1
Principal Amount: $ 250,000.00

SEAHORSE ENTERPRISES, LLC

By: ________________________________
Name: ______________________________
Title: ______________________________
August 2010 Note No.: 2
Principal Amount: $ 300,000.00

EXHIBIT A

[See attached Second Amendment to Unit Note Security Agreement]

EXHIBIT B

[See attached Intercreditor Agreement]

EXHIBIT C

[See attach Amendment to August 2010 Note Security Agreement]